UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 1, 2009
Date of report (Date of earliest event reported)
ADVANCED BIOENERGY, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250 Minneapolis, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Telephone Number: (763) 226-2701
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
PJC Capital LLC Forbearance Agreement
     As previously reported, on October 17, 2007, Advanced BioEnergy, LLC (the “Company”) issued a $10 million Secured Term Loan Note dated October 17, 2007 (the “Note”) to PJC Capital LLC (“PJC”). The Note bore interest at 13% per annum compounded quarterly until July 15, 2008 and 15% per annum compounded quarterly thereafter. The Note matured on October 16, 2008. In connection with the Note, the Company also entered into a Membership Interest Pledge Agreement dated as of October 17, 2007 (the “Pledge Agreement”) in favor of PJC. Among other things, the Pledge Agreement provides PJC with a first-priority security interest in all the Company’s equity interests in ABE Fairmont, LLC (the “Pledged Collateral”).
     As previously reported, on October 16, 2008, the Company failed to pay the outstanding principal and accrued interest due under the Note and on October 17, 2008 the Company received a notice of an Event of Default (as defined in the Note). During the continuation of an Event of Default under the Note, PJC is entitled to the immediate right to enforce and realize upon the collateral securing the Note (i.e. the Pledged Collateral). PJC’s rights would include, among other things, the right to conduct a public or private sale of the Pledged Collateral.
     Effective June 1, 2009, the Company entered into a forbearance agreement (the “Forbearance Agreement”) with PJC. Pursuant to the Forbearance Agreement, PJC agreed to forbear from exercising its rights and remedies under the Note and Pledge Agreement until the earliest of: (i) October 1, 2009, (ii) a private equity offering that does not result in net cash proceeds to the Company of at least $3 million or is not completed on or before October 1, 2009; (iii) payment in full of all the Company’s obligations to PJC; (iv) a breach or default by the Company under the Forbearance Agreement; (v) a default under the Company’s loans with CoBank; (vi) among other things, the Company (or any of its Subsidiaries as defined in the Forbearance Agreement) becomes insolvent, bankrupt or generally fails to pay its debts as such debts become due; or (vii) delivery by PJC of a notice that it intends to terminate its forbearance as a result of an Event of Default that is not a Specified Event of Default (as enumerated in the Forbearance Agreement).
     In addition, the Forbearance Agreement amends the Note (the “Note Amendment”) such that the Note will bear interest at a per annum rate of 12%. Since October 16, 2008 until the date of the Forbearance Agreement, interest had been accruing at a per annum default rate of 18%. The Note Amendment also permits a portion of the monthly interest payment to be paid-in-kind.
     The description of the Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the Forbearance Agreement, which is filed as Exhibit 10.2 to this report and incorporated by reference herein. The references herein to a possible private offering pursuant to Rule 135c under the Securities Act are neither an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

Amendments to the ABE Fairmont Senior Loan Documents
     In connection with, and as a condition of, entering into the Forbearance Agreement, the Company’s subsidiary, ABE Fairmont, LLC (“Fairmont”), entered into amendments to its current Master Loan Agreement, dated November 20, 2006, with Farm Credit Services of America, FLCA (“Farm Credit”) and CoBank, ACB (“CoBank”), as Administrative Agent (as amended to date, the “CoBank Loan Agreement”). Among other things, these amendments change certain restrictions relating to the ability of ABE Fairmont to pay dividends. It also amends certain financial covenants related to working capital, net worth and debt service coverage ratio. ABE Fairmont also entered into certain amendments to its Construction and Term Loan Supplement (“Construction Loan”) dated December 24, 2008 between Farm Credit and Fairmont, which was entered into under the CoBank Loan Agreement. Among other things, these amendments reduce the Construction Loan commitment amount to reflect prior principal payments made by Fairmont and modify repayment terms by extending the Free Cash Flow (as defined in the CoBank Loan Agreement) sweep payment term from fiscal 2010 to fiscal 2012.
     The descriptions of the amendment to the CoBank Loan Agreement, and the amendments to the Construction Loans do not purport to be complete and are qualified in their entirety by reference to these documents, which are filed as Exhibits 10.3-10.6 to this report and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d)      Exhibits
4.1	Secured Term Loan Note issued to PJC Capital LLC dated October 17, 2007 (incorporated by reference to Exhibit 4.1 of Form 8-K filed with the SEC on October 23, 2007; SEC File No. 000-52421)

10.1	Membership Interest Pledge Agreement dated as of October 17, 2007 entered into by Advanced BioEnergy, LLC in favor of PJC Capital, LLC (incorporated by reference to Exhibit 10.1 of Form 8-K filed with the SEC on October 23, 2007; SEC File No. 000-52421)

10.2	Forbearance Agreement made and entered into as of June 1, 2009 by and between Advanced BioEnergy, LLC and PJC Capital LLC

10.3	Master Loan Agreement between Farm Credit Services of America, FLCA and ABE Fairmont, LLC dated as of November 20, 2006 (incorporated by reference to Exhibit 10.1 of Form 8-K filed with the SEC on November 29, 2006; SEC File No. 333-125335)

10.4	Construction and Term Loan Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC (incorporated by reference to Exhibit 10.5 of Form 8-K filed with the SEC on January 19, 2009; SEC File No. 000-52421)

10.5	Amendment to the Master Loan Agreement effective as of May 12, 2009 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.6	Amendment to the Construction and Term Loan Supplement effective as of May 12, 2009 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2009		ADVANCED BIOENERGY, LLC
	By:	/s/ Richard R. Peterson
Richard R. Peterson
Chief Executive Officer, Vice President of Accounting and Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description	Manner of Filing

4.1	Secured Term Loan Note issued to PJC Capital LLC dated October 17, 2007 (incorporated by reference to Exhibit 4.1 of Form 8-K filed with the SEC on October 23, 2007; SEC File No. 000-52421)	Incorporated by reference

10.1	Membership Interest Pledge Agreement dated as of October 17, 2007 entered into by Advanced BioEnergy, LLC in favor of PJC Capital, LLC (incorporated by reference to Exhibit 10.1 of Form 8-K filed with the SEC on October 23, 2007; SEC File No. 000-52421)	Incorporated by reference

10.2	Forbearance Agreement made and entered into as of June 1, 2009 by and between Advanced BioEnergy, LLC and PJC Capital LLC	Filed Electronically

10.3	Master Loan Agreement between Farm Credit Services of America, FLCA and ABE Fairmont, LLC dated as of November 20, 2006 (incorporated by reference to Exhibit 10.1 of Form 8-K filed with the SEC on November 29, 2006; SEC File No. 333-125335)	Incorporated by reference

10.4	Construction and Term Loan Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC (incorporated by reference to Exhibit 10.5 of Form 8-K filed with the SEC on January 19, 2009; SEC File No. 000-52421)	Incorporated by reference

10.5	Amendment to the Master Loan Agreement effective as of May 12, 2009 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.6	Amendment to the Construction and Term Loan Supplement effective as of May 12, 2009 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically